                                                                  Exhibit 10.11

                               [LETTERHEAD]


TO:      ABLE OIL CO.
ATTN:    TIM HARRINGTON


CC:      MIECO INC - LONG BEACH
         MIECO INC - NEWARK



FROM:    MIECO INC.


         FAX NBR:  281-775-8933


CONTRACT NUMBER: 80896

DATE: MAY 19, 1998

WE ARE PLEASED TO CONFIRM A SALE AGREEMENT REACHED MAY 11, 1998 BETWEEN MIECO INC,. HEREIN AFTER CALLED "SELLER" AND ABLE OIL CO., HEREINAFTER CALLED "BUYER" UNDER THE FOLLOWING TERMS AND CONDITIONS. IN ANY FUTURE
CORRESPONDENCE CONCERNING THIS AGREEMENT, PLEASE REFER TO MIECO CONTRACT NUMBER ABOVE.


          SELLER:   MIECO INC. (MIECO)
                    FOUR GREENSPOINT PLAZA
                    16945 NORTHCHASE DR, SUITE 1640
                    HOUSTON, TX 77060

          BUYER:    ABLE OIL CO.
                    344 ROUTE 46 EAST
                    ROCKAWAY, NJ 07866


PRODUCT:

NO. 2 HEATING OIL MEETING NYMEX GRADE SUMMER SPECIFICATIONS.

QUANTITY:

APPROXIMATELY: 12,000 BARRELS ADJUSTED TO 60 DEGREES F.

LOCATION:

FOR ABLE OIL TERMINAL, ROCKAWAY NJ

DELIVERY TIMING:    DURING MAY AND JUNE  , 1998 AS MUTUALLY SCHEDULED.


SALES SCHEDULE: BUYER AGREES TO PURCHASE PRODUCT ACCORDING TO THE FOLLOWING SCHEDULE.


              MONTH              BARRELS
              ------             -------
              NOV '98              1,000
              DEC '98              3,000
              JAN '99              4,000
              FEB '99              4,000
                                  ------
                                  12,000



PRICE:

THE PURCHASE PRICE FOR DELIVERED BASIS BUYER'S TERMINALS LISTED IN THE DELIVERY CLAUSE HEREIN SHALL BE SET WHEN BUYER NOTIFIES MIECO BY PHONE ON A BUSINESS DAY DURING NORMAL NYMEX TRADING HOURS (9:50AM - 3:10PM) TO PURCHASE, IN MINIMUM 1,000 BARREL INCREMENTS, THE DELIVERY MONTH NYMEX HEATING OIL CONTRACT PRIOR TO ITS EXPIRATION WILL BE USED. THIS PRICE MINUS THE DIFFERENTIAL OF USD .0200 PER GALLON SHALL BE THE ESTABLISHED PRICE FOR THIS CONTRACT FOR ALL BARRELS DELIVERED IN ACCORDANCE WITH THE SCHEDULE BELOW.

BUYER HAS THE OPTION TO PURCHASE AND LIFT BARRELS PRIOR TO THE DELIVERY MONTH LISTED BELOW, PROVIDED THAT THE QUANTITIES, AS BROKEN DOWN BELOW, ARE PRICED BASED ON THE CORRESPONDING NYMEX DELIVERY MONTH LISTED BELOW, AND THAT THE PRODUCT IS AVAILABLE.

PRICING/SALES SCHEDULE:


         DELIVERY        NYMEX CONTRACT           FIXED
          MONTH          PRICING MONTH            DIFF/$GAL           QUANTITY (BBLS)
          -----          -------------            ---------           ---------------
          NOV '98            NOV '98               -.0200                 1,000
          DEC '98            DEC '98               -.0200                 3,000
          JAN '99            JAN '99               -.0200                 4,000
          FEB '99            FEB '99               -.0200                 4,000



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

BUYER HAS THE OPTION TO SET PRICES BEYOND THE CURRENT DELIVERY MONTH SUBJECT TO THE MAXIMUM EXPOSURE HEREUNDER. IF, ON A MARK-TO-MARKET BASIS, SELLER'S TOTAL EXPOSURE ON THE FORWARD-PRICED BARRELS PLUS ACCOUNTS RECEIVABLE EXCEEDS THE CREDIT LIMIT BUYER SHALL, WITHIN TWO (2) BUSINESS DAYS OF MIECO'S WRITTEN REQUEST, EITHER PREPAY, OPEN AN IRREVOCABLE LETTER OF CREDIT ACCEPTABLE TO SELLER OR DEPOSIT WITH MIECO SUCH COLLATERAL AS MIECO MAY REQUEST AS SECURITY FOR THE PAYMENT OF AMOUNTS DUE OR THAT MAY BECOME DUE BY BUYER TO MIECO UNDER THIS AGREEMENT.

BUYER IS REQUIRED TO PURCHASE AT LEAST THE MINIMUM MONTHLY QUANTITIES LISTED ABOVE. THEREFORE, ANY BARRELS NOT PREVIOUSLY PRICED AND INVOICED WILL BE PRICED ON THE SETTLEMENT PRICE ON THE LAST TRADING DAY AT THE EXPIRATION OF THE RELEVANT DELIVERY MONTH CONTRACT ON THE NEW YORK MERCANTILE EXCHANGE PLUS THE FIXED DIFFERENTIAL.

ROLLING OPTION:

UNPURCHASED BARRELS MAY BE ROLLED TO THE FOLLOWING MONTH. A TIME VALUE OF MONEY CHARGE OF $.0045 PER GALLON PLUS THE GAIN OR LOSS ON THE NYMEX ROLL WILL BE ADDED TO THE DIFFERENTIAL.

DELIVERY:

F.O.B. DELIVERED INTO BUYER'S STOCK INVENTORY AT ABLE OIL TERMINAL IN ROCKAWAY NJ PER THE SCHEDULE SHOWN, IN THE PRICE CLAUSE HEREIN. PRIOR TO SALE PRODUCT WILL BE STORED UNDER THE TERMS OF THE THROUGHPUT/STORAGE AGREEMENT BETWEEN ABLE OIL AND MIECO.

UPON COMPLETION OF DELIVERY OF MIECO'S PRODUCT INTO BUYERS STORAGE TERMINAL PER THE TERMS OF THE ABOVE REFERENCED THROUGHPUT/STORAGE AGREEMENT, THE VOLUMES DELIVERED INTO THE TERMINAL WILL BE CONFIRMED IN WRITING BY TELEX OR TELECOPY BY SELLER TO BUYER AND THIS CONFIRMATION WILL SERVE TO IDENTIFY THE QUANTITIES SOLD UNDER THE TERMS OF THIS SALES AGREEMENT.

INSPECTION:

LOADING RACK METER TICKET AT AMOCO CARTERET NJ TRUCK RACK TO ABLE OIL TRUCKS.

TITLE:

TITLE TO THE OIL DELIVERED HEREUNDER SHALL PASS TO BUYER ON EFFECTIVE DATE OF THE IN-TANK STOCK TRANSFER RELEASE.

ALL PRODUCT VOLUMES DELIVERED INTO BUYERS TERMINAL AND TO BE PURCHASED BY BUYER BASED ON AS DETERMINED BY RACK METER TICKET AND ADJUSTED TO 60 DEGREES F.

PAYMENT:

AS PER PREPAYMENT TERMS. PAYMENT DUE PRIOR TO RELEASE OF PRODUCT.

FOR VOLUMES BEING PRICED IN THE CURRENT DELIVERY MONTH:

WITHIN ONE (1) WORKING DAY OF THE TIME PRODUCT IS PRICED, SELLER WILL TELEFAX INVOICE TO BUYER. PAYMENT IS DUE IN U.S. DOLLARS PROMPT UPON RECEIPT OF INVOICE.

FOR VOLUMES PRICED IN PREVIOUS MONTHS:
ON THE FIRST WORKING DAY OF THE DELIVERY MONTH, SELLER WILL INVOICE PRE-PRICED BARRELS WITH PAYMENT DUE PROMPT UPON RECEIPT OF INVOICE.

FOR ANY MISCELLANEOUS CHARGES, OTHER THAN PRODUCT INVOICES, PAYMENT SHALL BE PAID PROMPT UPON RECEIPT OF INVOICE.

SHOULD BUYER LIFT ANY PRODUCT PRIOR TO REACHING PRICE AGREEMENT WITH SELLER, IT WILL BE CONSIDERED BREACH OF CONTRACT AND ALL FUNDS DUE HEREUNDER SHALL BECOME IMMEDIATELY DUE AND PAYABLE.

PAYMENT WITHOUT DEDUCTION, OFFSET, OR COUNTERCLAIM, IS TO BE MADE BY TELEGRAPHIC TRANSFER, FREE OF ALL CHARGES IN ORDER THAT SELLER'S ACCOUNT IS CREDITED IN SAME DAY (USABLE) FUNDS TO:

PAYMENT INSTRUCTIONS:              BANK OF AMERICA NT & SA
                                   CONCORD, CA
                                   ABA NBR: 121-000-358
                                   FOR CREDIT TO MIECO INC.
                                   A/C NBR 12573-54052



CREDIT:

BUYER TO SATISFY MIECO'S CREDIT REQUIREMENTS AS PER PRICE CLAUSE ABOVE. BUYER TO HAVE OPEN CREDIT UNLESS NOTIFIED BY SELLER UPON MIECO'S CREDIT DEPARTMENTS REVIEW THAT BUYER SHALL EITHER PREPAY OR ESTABLISH A LETTER OF CREDIT ACCEPTABLE TO SELLER.

FORCE MAJEURE:

SELLER SHALL NOT BE OBLIGATED TO DELIVER OR BUYER OBLIGATED TO RECEIVE PRODUCT HEREUNDER WHEN, WHILE AND TO THE EXTENT THAT SELLER IS PREVENTED FROM OBTAINING OR MAKING DELIVERIES OR BUYER IS PREVENTED FROM RECEIVING IT IN THE CUSTOMARY MANNER, DUE TO EVENTS CAUSED BY ACTS OF GOD; FIRES, STRIKES, OR OTHER LABOR DISTURBANCES; WAR; DECLARED OR UNDECLARED, EMBARGOES; PERILS OF THE SEA; ACCIDENT; ACTS, REQUESTS OR ORDERS OF CIVIL OR MILITARY AUTHORITIES; OR ANY CAUSE WHATSOEVER BEYOND THE CONTROL OF SELLER OR BUYER, WHETHER OR NOT SIMILAR TO THE CAUSES HEREIN SPECIFIED.

WHERE THE SHIPMENT IS BY PIPELINE, SELLER SHALL ALSO HAVE THE SAME RIGHTS UNDER FORCE MAJEURE AS GRANTED TO THE PIPELINE CARRIER BY THE RELEVANT

TARIFF, IF ANY. IN ANY EVENT, IF THE GOODS ARE LOST IN-TRANSIT, SELLER SHALL BE ENTITLED TO ALLOCATE THE VOLUME REMAINING AMONG ALL CUSTOMERS ON A PRO-RATA BASIS.

NOTWITHSTANDING THE FOREGOING PROVISIONS, BUYER SHALL NOT BE RELIEVED OF ANY OBLIGATION TO MAKE PAYMENTS, IN U.S. DOLLARS, FOR THE OIL/PRODUCT DELIVERED HEREUNDER OR ANY OTHER PAYMENT OBLIGATIONS ALREADY INCURRED.

ARBITRATION:

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. ANY CLAIM OR CONTROVERSY BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE BREACH THEREOF SHALL BE SETTLED BY ARBITRATION IN THE CITY OR NEW YORK IN ACCORDANCE WITH U.S. ARBITRATION ACT OR FAILING FEDERAL JURISDICTION, THE LAWS OF THE STATE OF NEW YORK, BEFORE ONE NEUTRAL ARBITRATOR WHO SHALL BE A PRACTICING ATTORNEY MUTUALLY APPPOINTED BY THE PARTIES, OR FAILING AGREEMENT, BY ANY COURT OF COMPETENT JURISDICTION. THE ARBITRATION AWARD SHALL BE FINAL AND BINDING, AND MAY INCLUDE COSTS, INCLUDING REASONABLE ATTORNEY FEES. JUDGMENT UPON ANY AWARD MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION.

JURISDICTION:

EACH PARTY EXPRESSLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, USA AND THE FEDERAL COURTS SITUATED IN NEW YORK AND TO SERVICE OF PROCESS BY CERTIFIED MAIL.

TAXES:

ALL TAXES, FEES, AND DUES (EXCEPT FOR NEW YORK STATE SPILL TAX), NOW OR HEREAFTER IMPOSED BY FEDERAL, STATE OR LOCAL GOVERNMENTS, IN RESPECT TO OR MEASURED BY THE PRODUCTS DELIVERED HEREUNDER OR THE MANUFACTURE, STORAGE, DELIVERY, RECEIPT, EXCHANGE OR INSPECTION THEREOF, SHALL BE FOR THE ACCOUNT
OF BUYER. UPON RECEIPT OF INOVICE THEREOF, BUYER SHALL REIMBURSE SELLER FOR ANY SUCH TAXES, FEES OR DUES LEGALLY REQUIRED TO BE PAID. EACH PARTY RESPECTIVELY WARRANTS THAT HE IS PROPERLY LICENSED TO BUYER/SELL THIS PRODUCT IN THE STATE OF TITLE TRANSFER EXEMPT OF TAX AND, IF REQUIRED, SHALL FURNISH A VALID FEDERAL AND STATE LICENSE AND/OR REGISTRATION NUMBER TO THE
REQUESTING PARTY.

IF THIS TRANSACTION RESULTS IN PAYMENT OF NEW YORK, CONNECTICUT, OR NEW JERSEY GROSS RECEIPT TAXES OR ANY OTHER STATE TAXES BY SUPPLIER, THEN THESE TAXES SHALL APPEAR AS A SEPARATE LINE ITEM ON THE INVOICE AND WILL BE DUE AND PAYABLE TO SUPPLIER IN ACCORDANCE WITH THE PAYMENT TERMS OF THIS CONTRACT.

LIQUIDATION CLAUSE:

WITHOUT LIMITING ANY OTHER RIGHTS THAT MAY BE AVAILABLE TO THE LIQUIDATING PARTY, IN THE EVENT THAT A PARTY HERETO (THE DEFAULTING PARTY) SHALL (A) BECOME BANKRUPT OR INSOLVENT. HOWEVER EVIDENCED, OR (B) FILE A PETITION OR OTHERWISE COMMENCE A PROCEEDING UNDER ANY BANKRUPTCY, INSOLVENCY OR SIMILAR LAW, OR HAVE ANY SUCH PETITION FILED OR PROCEEDING COMMENCED

AGAINST IT , OR (C) HAVE A LIQUIDATOR, ADMINISTRATOR, RECEIVER OR TRUSTEE APPOINTED WITH RESPECT TO IT OR ANY SUBSTANTIAL PORTION OF ITS PROPERTY OR ASSETS OR, (D) FAIL TO GIVE ADEQUATE SECURITY FOR, OR ASSURANCES OF ITS ABILITY TO PERFORM, ITS OBLIGATIONS - THEN IN ANY SUCH EVENT THE PERFORMING PARTY SHALL HAVE THE RIGHT TO LIQUIDATE ANY OR ALL FORWARD CONTRACTS WHEN OUTSTANDING AT ANY TIME OR FROM TIME TO TIME THEREAFTER BY DECLARING ANY AND ALL SUCH CONTRACTS TERMINATED (WHEREUPON THEY SHALL AUTOMATICALLY BE TERMINATED, EXCEPT FOR THE PAYMENT OBLIGATION REFERRED TO BELOW), CALCULATING THE DIFFERENCE, IF ANY, BETWEEN THE PRICE SPECIFIED THEREIN AND THE MARKET PRICE FOR RELEVANT COMMODITY (AS DETERMINED BY THE LIQUIDATING PARTY IN A COMMERCIALLY REASONABLE MANNER AT A TIME OR TIMES REASONABLY DETERMINED BY THE LIQUIDATING PARTY), AND AGGREGATING OR NETTING SUCH MARKET DAMAGES TO A SINGLE LIQUIDATED SETTLEMENT PAYMENT THAT WILL BE DUE AND PAYABLE UPON DEMAND THEREOF. THE NON-PERFORMING PARTY SHALL INDEMNIFY AND HOLD THE PERFORMING PARTY HARMLESS FROM ALL COSTS AND EXPENSES OF COLLECTION, INCLUDING REASONABLE ATTORNEYS FEES, INCURRED IN THE EXERCISE OF ANY REMEDIES HEREUNDER. THE PARTIES HERETO ACKNOWLEDGE THAT THIS CONTRACT CONSTITUTES A FORWARD CONTRACT FOR PURPOSES OF SECTION 556 OF THE U.S.A. BANKRUPTCY CODE.


ASSIGNMENT:

NEITHER SELLER NOR BUYERS SHALL ASSIGN THE WHOLE OR ANY PART OF ITS RIGHTS AND OBLIGATIONS HEREUNDER DIRECTLY OR INDIRECTLY WITHOUT PRIOR WRITTEN CONSENT OF THE OTHER PARTY. ASSIGNOR REMAINS RESPONSIBLE FOR NON-PERFORMANCE.


OTHER:

- BUYER WILL GIVE MIECO A NO COST THROUGHPUT AGREEMENT AT INVENTORY TERMINAL LOCATIONS.

- MIECO WILL FILE UCC-1'S FOR PRODUCT STORED AT INVENTORY TERMINALS.

- MIECO WILL SUPPLY BARRELS AT AMOCO, CARTERET NJ TRUCK RACK. ABLE OIL WILL TRUCK PRODUCT TO ABLE TERMINAL, ROCKAWAY NJ. MIECO AND ABLE WILL ENTER INTO AN EXCHANGE AGREEMENT WHEREBY ABLE GIVES MIECO THE FOB LOAD QUANTITY/QUALITY AT ABLE INVENTORY LOCATION THAT MIECO SUPPLIES AT AMOCO RACK.

- AT MIECO'S EXPENSE, INDEPENDENT INSPECTORS WILL BE ALLOWED TO GAUGE THE INVENTORY AT ABLE OIL TERMINAL.

THERE ARE NO GUARANTEES OR WARRANTIES, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS, SUITABILITY OF THE OIL/PRODUCT FOR ANY PARTICULAR PURPOSE, OR OTHERWISE, WHICH EXTEND BEYOND THE DESCRIPTION OF THE FACE HEREOF. UNDER NO CONDITIONS SHALL ANY CLAIM BE MADE UNDER THIS CONTRACT FOR PROSPECTIVE PROFITS OR SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES RESULTING FROM A BREACH OF WARRANTY HEREIN. THE FOREGOING LIMITATIONS ON DAMAGES SHALL NOT APPLY TO CLAIMS OF PROPERTY DAMAGE, DEATH, OR PERSONAL INJURY.

OUR COORDINATOR IS:            VALONDA DANN    281-775-8900
OUR FINANCIAL CONTACT IS:      JOYCE DUVAL     562-435-0085


PLEASE SEND ALL CONTRACT FAXES TO CONTRACT ADMINISTRATOR:
                 SHAWNA LEACH
                 FAX: 281-775-5933



THIS INSTRUMENT CONTAINS THE COMPLETE AGREEMENT OF BOTH PARTIES AND CANNOT
BE MODIFIED UNLESS IN WRITING. ANY OTHER AMENDMENTS RECEIVED SHALL BE DEEMED PROPOSALS TO THIS CONTRACT UNLESS CONFIRMED IN WRITING BY SELLER.



ABLE OIL COMPANY                      MIECO INC.


BY:                                   BY: /s/ Illegible
   ----------------------                ----------------

TITLE:                                TITLE: General Manager
      -------------------                   ----------------

DATE:                                 DATE: 5-27-1998
     --------------------                  --------------







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